Exhibit 6.45

Amendment No. 007

This Amendment No. 007 (the “Amendment”) is made as of February 1, 2021 between Tradition Transportation Company LLC (“Customer”) and Love’s Travel Stops & Country Stores, Inc. (“Love’s”) to amend the Diesel Fuel Discount Master Agreement dated June 15, 2016 between Customer and Love’s (the “Master Agreement”).

1.	Appendix B of the Master Agreement (as amended from time to time) shall be deleted in its entirety and replaced with the attached Appendix B.

2.	Each amendment to the Master Agreement set forth above shall go into effect, upon activation at Love’s and the Third Party Program(s), if applicable, which will be approximately ten (10) days after this Amendment is received by Customer.

3.	To the extent that the terms and conditions of this Amendment conflict with the terms and conditions of the Master Agreement (as amended from time to time) the terms and conditions of this Amendment shall control. Except as modified above, all terms and conditions of the Master Agreement shall remain in full force and effect.

4.	Please refer to the Master Agreement and any previous amendments for further details.

Appendix B to Diesel Fuel Discount Master Agreement

CUSTOMER DISCOUNT TERMS

Discount: The per gallon discount (the “Discount”) is the better of either:

(1)	the amount set forth in the “Retail Minus” column in the table below for the purchase Location, OR
(2)	the posted retail price for Product, minus the daily contract average sales price posted by OPIS for the “Base Product” (clear ultra-low sulfur diesel) or other fuel designated by Love’s at the wholesale fuel rack designated for the Location, minus a freight fee set by Love's for the Location, minus any taxes and fees applicable to a sale of the Base Product at the Location, minus the amount set forth as “Pumping Fee” in the table below for the Location.

For Discount purposes, Customer and Love’s may agree to prior day locked-in retail price quotes which will be set by Love’s and provided to Customer by email. Upon such agreement, the “Retail Minus” in Discount “(1)” above is deducted from Customer’s prior day locked-in retail price quote to result in Customer’s overall Discount off the posted retail price at the time of purchase.

The Discount formula in “(2)” above does not represent Love’s actual costs and the formula components (including the Base Product) may not be based on the Product actually purchased. The formula components are subject to change at Love’s discretion and are available upon request. Any Location in the table below with a “Pumping Fee” of “N/A” is not eligible for Discount “(2)”.

Payment: Customer will be charged the retail price at the time and Location of purchase and Discounts will be provided in the form on monthly rebates. Customer shall pay the posted retail price at the purchase Location for each gallon purchased during the calendar month of the purchase. For purchases made under a Love’s credit or billing program, payment by Customer shall be made directly to Love’s, or its third party service provider, within the time period required by Love’s, and pursuant to the credit and payment terms extended by Love’s. For purchase made through Customer’s credit or billing program funded by a third party provider and approved by Love’s to facilitate purchases by Customer hereunder (a “Third Party Program”), Customer shall pay the provider for purchases and the provider will pay Love’s. Love’s will then issue Customer a rebate check, within approximately ten (10) business days following the calendar month of purchase, in an amount equal to the total Discounts for such month of purchase.

Volume Commitment: 300,000 gallons of Product per calendar month across all Locations, prorated for a partial month.

Term: 90 days following account setup and discount activation at Love’s and the applicable Third Party Program(s); thereafter term continues as month-to-month.

Assignment: As set forth in Appendix A, Section 18, Customer may not assign its rights or obligations under the Agreement except upon the prior written consent of Love’s. As a result, Love’s prior written consent is required for Customer to (i) resell, transfer, pass to or otherwise share all or a portion of any Discount or the monetary benefit associated with any Discount (each, a “Discount Assignment”) with any person or entity other than Customer (including without limitation owner-operators, other fleets or Customer’s affiliates), and (ii) include others in Customer’s billing card account in the event such inclusion would result in a Discount Assignment of any kind. Customer shall ensure each party to a Discount Assignment is familiar with the terms of this Agreement and abides by the terms hereof, and remain liable for such party performing under or in relation to this Agreement, in any event.

Special Provision(s):

1. Diesel Exhaust Fluid. For its diesel exhaust fluid (“DEF”) purchases at Love’s, Customer will be charged the retail price at the time and Location of purchase and Love’s will pay Customer a rebate of $0.40 per gallon purchased. Customer shall pay its billing program provider(s) the posted retail price at the purchase Location for each gallon purchased during the calendar month of purchase. Love’s will issue Customer a check for the applicable rebate, within approximately ten (10) business days following the calendar month of purchase. This rebate only applies to DEF sold by Love’s at the pump and will not apply to any DEF sold in jug or any other form. Love’s will only rebate DEF gallons Love’s is notified of via purchase on approved billing platforms. DEF paid for with cash is not trackable and will not be rebated. Customer must maintain the volume commitment stated above to qualify for the monthly DEF rebate.

2

2. Fuel Rebate. If Customer’s monthly purchase volumes from Love’s Locations meet each range stated in the table immediately below, Customer will receive the applicable rebate for every diesel fuel gallon purchased from Love’s during the applicable calendar month (the “Fuel Rebate”). Love’s will remit payment for the Fuel Rebate, if earned, via automated clearinghouse (“ACH”) or wire transfer within approximately ten (10) business days following the end of the applicable calendar month.

Gallons of Product Purchased at Love’s Locations	Per Gallon Rebate
300,001 or more	$0.155

Only one per gallon Fuel Rebate amount may be achieved per calendar month. To receive the Fuel Rebate, Customer must be current on all payments due to Love’s and its affiliates or Love’s may set-off Fuel Rebates against any amounts due to Love’s or its affiliates. Notwithstanding anything to the contrary set forth herein, if any Fuel Rebate payment is made to Customer pursuant to this Agreement and Customer thereafter defaults under any payment obligation to Love’s or its affiliates (under this Agreement or otherwise), then (1) Customer shall immediately pay all Fuel Rebate amounts back to Love’s in an amount up to and including the amount of Customer’s defaulted payment obligations, and (2) Love’s shall have the right to terminate the Fuel Rebate and/or this Agreement.

3. Incentive Rebate. In addition to the Fuel Rebate, if Customer’s monthly purchase volumes from Love’s Locations meet each range stated in the table immediately below, Customer will receive the applicable rebate for every diesel fuel gallon purchased from Love’s during the applicable calendar month (the “Incentive Rebate”). Love’s will remit payment for the Incentive Rebate, if earned, via automated clearinghouse (“ACH”) or wire transfer within approximately ten (10) business days following the end of the applicable calendar month.

Gallons of Product Purchased at Love’s Locations	Number of Tires Purchased From or Through Love’s1	Number of Units Purchased From or Through Love’s2	Number of Preventative Maintenance Packages Purchased From or Through Love’s3	Per Gallon Rebate
200,000 or more	50 – 74			$0.01
250,000 or more	75 or more		25 or more	$0.02
300,000 or more		200 or more		$0.03

1 The number of tires purchased from or through Love’s: (1) will include new, retread and used tires, (2) will be based upon the number of tires delivered to Customer by Love’s on national account PLUS the number of tires purchased on Customer’s credit account with Love’s (Customer must provide its national account codes to Love’s for any deliveries to count toward the number of tires purchased), and (3) will be calculated in Love’s sole discretion based upon the data maintained in Love’s systems. Terminal delivered tires will be included for purposes of the Incentive Rebate.

2For purposes of the Incentive Rebate, a Unit equals 1 tire or 1 preventative maintenance package.

3 The amount of on account maintenance spend at Love’s: (1) will be based upon the amount attributable to purchases of maintenance products and services by Customer on Customer’s credit account with Love’s LESS applicable taxes and fees, shop supplies, and any applicable discounts or rebates other than this Rebate, (2) will be calculated in Love’s sole discretion based upon the data maintained in Love’s systems, (3) will exclude tire products and services, and (4) may exclude additional products or services as determined by Love’s, in its sole discretion, from time to time.

4 The number of oil changes purchased from or through Love’s: (1) will include oil changes purchased individually or within a preventative maintenance package, (2) will be based upon the number of oil changes purchased on Customer’s credit account with Love’s, and (3) will be calculated in Love’s sole discretion based upon the data maintained in Love’s systems.

3

Only one per gallon Incentive Rebate amount may be achieved per calendar month, and the amount of the Incentive Rebate is not cumulative. To receive the Incentive Rebate, Customer must be current on all payments due to Love’s and its affiliates or Love’s may set-off Incentive Rebates against any amounts due to Love’s or its affiliates. Notwithstanding anything to the contrary set forth herein, if any Incentive Rebate payment is made to Customer pursuant to this Agreement and Customer thereafter defaults under any payment obligation to Love’s or its affiliates (under this Agreement or otherwise), then (1) Customer shall immediately pay all Incentive Rebate amounts back to Love’s in an amount up to and including the amount of Customer’s defaulted payment obligations, and (2) Love’s shall have the right to terminate the Incentive Rebate and/or this Agreement.

Discounts Table:

Customer	Loves Store No.	City	State	Retail Minus Discount	Pumping Fee
Tradition Transportation Company	200	Amarillo	TX	0.0800	0.1050
Tradition Transportation Company	201	Elk City	OK	0.0800	0.1050
Tradition Transportation Company	203	Oklahoma City	OK	0.0800	0.1050
Tradition Transportation Company	204	Eufaula	OK	0.0800	0.1050
Tradition Transportation Company	205	Oklahoma City	OK	0.0800	0.1050
Tradition Transportation Company	206	Loxley	AL	0.0800	0.1050
Tradition Transportation Company	207	Coachella	CA	0.0800	0.1050
Tradition Transportation Company	208	Canton	MS	0.0800	0.1050
Tradition Transportation Company	209	Greenwood	LA	0.0800	0.1050
Tradition Transportation Company	210	Albuquerque	NM	0.0800	0.1050
Tradition Transportation Company	211	Oklahoma City	OK	0.0800	0.1050
Tradition Transportation Company	213	Tonkawa	OK	0.0800	0.1050
Tradition Transportation Company	214	El Paso	TX	0.0800	0.1050
Tradition Transportation Company	215	Gallup	NM	0.0800	0.1050
Tradition Transportation Company	216	Midlothian	TX	0.0800	0.1050
Tradition Transportation Company	217	Denton	TX	0.0800	0.1050
Tradition Transportation Company	219	Seminole	OK	0.0800	0.1050
Tradition Transportation Company	22	Clayton	NM	0.0800	0.1050
Tradition Transportation Company	220	Cheyenne	WY	0.0800	0.1050

4

Tradition Transportation Company	221	Zanesville	OH	0.0800	0.1050
Tradition Transportation Company	222	Richmond	IN	0.0800	0.1050
Tradition Transportation Company	223	Ripon	CA	0.0800	0.1050
Tradition Transportation Company	225	Evergreen	AL	0.0800	0.1050
Tradition Transportation Company	226	Pueblo	CO	0.0800	0.1050
Tradition Transportation Company	227	Lake View	AL	0.0800	0.1050
Tradition Transportation Company	228	Polk City	FL	0.0800	0.1050
Tradition Transportation Company	229	Claude	TX	0.0800	0.1050
Tradition Transportation Company	23	Lamar	CO	0.0800	0.1050
Tradition Transportation Company	230	Lost Hills	CA	0.0800	0.1050
Tradition Transportation Company	231	Hillsboro	TX	0.0800	0.1050
Tradition Transportation Company	233	Waller	TX	0.0800	0.1050
Tradition Transportation Company	234	Katy	TX	0.0800	0.1050
Tradition Transportation Company	235	Saint Joseph	MO	0.0800	0.1050
Tradition Transportation Company	236	N Little Rock	AR	0.0800	0.1050
Tradition Transportation Company	237	Tallulah	LA	0.0800	0.1050
Tradition Transportation Company	238	Shepherdsville	KY	0.0800	0.1050
Tradition Transportation Company	239	Max Meadows	VA	0.0800	0.1050
Tradition Transportation Company	240	Port Allen	LA	0.0800	0.1050
Tradition Transportation Company	242	San Antonio	TX	0.0800	0.1050
Tradition Transportation Company	243	Lake Charles	LA	0.0800	0.1050
Tradition Transportation Company	244	Jackson	TN	0.0800	0.1050
Tradition Transportation Company	246	Fernley	NV	0.0800	0.1050
Tradition Transportation Company	247	Memphis	TX	0.0800	0.1050
Tradition Transportation Company	248	Clinton	OK	0.0800	0.1050
Tradition Transportation Company	249	Williamsville	IL	0.0800	0.1050
Tradition Transportation Company	250	Amarillo	TX	0.0800	0.1050
Tradition Transportation Company	253	Erick	OK	0.0800	0.1050
Tradition Transportation Company	254	Belleville	IN	0.0800	0.1050
Tradition Transportation Company	255	Webbers Falls	OK	0.0800	0.1050
Tradition Transportation Company	256	Van Horn	TX	0.0800	0.1050
Tradition Transportation Company	257	Milan	NM	0.0800	0.1050
Tradition Transportation Company	258	Ottawa	KS	0.0800	0.1050
Tradition Transportation Company	259	Las Cruces	NM	0.0800	0.1050
Tradition Transportation Company	260	Norman	OK	0.0800	0.1050
Tradition Transportation Company	261	Amarillo	TX	0.0800	0.1050
Tradition Transportation Company	262	Tucumcari	NM	0.0800	0.1050
Tradition Transportation Company	263	Lawton	OK	0.0800	0.1050
Tradition Transportation Company	264	Luling	TX	0.0800	0.1050
Tradition Transportation Company	265	Casa Grande	AZ	0.0800	0.1050
Tradition Transportation Company	266	Ardmore	OK	0.0800	0.1050
Tradition Transportation Company	267	Morrilton	AR	0.0800	0.1050
Tradition Transportation Company	268	Atoka	OK	0.0800	0.1050
Tradition Transportation Company	269	Wichita Falls	TX	0.0800	0.1050

5

Tradition Transportation Company	270	Ranger	TX	0.0800	0.1050
Tradition Transportation Company	271	Ozark	AR	0.0800	0.1050
Tradition Transportation Company	272	Kingman	AZ	0.0800	0.1050
Tradition Transportation Company	273	Weatherford	TX	0.0800	0.1050
Tradition Transportation Company	274	Okemah	OK	0.0800	0.1050
Tradition Transportation Company	275	Palestine	AR	0.0800	0.1050
Tradition Transportation Company	276	Lordsburg	NM	0.0800	0.1050
Tradition Transportation Company	277	Prescott	AR	0.0800	0.1050
Tradition Transportation Company	278	Joseph City	AZ	0.0800	0.1050
Tradition Transportation Company	279	Mount Vernon	TX	0.0800	0.1050
Tradition Transportation Company	280	Buckeye	AZ	0.0800	0.1050
Tradition Transportation Company	281	Fort Worth	TX	0.0800	0.1050
Tradition Transportation Company	282	Joplin	MO	0.0800	0.1050
Tradition Transportation Company	283	Rockwall	TX	0.0800	0.1050
Tradition Transportation Company	284	Edinburg	TX	0.0800	0.1050
Tradition Transportation Company	285	Santa Rosa	NM	0.0800	0.1050
Tradition Transportation Company	286	Quartzsite	AZ	0.0800	0.1050
Tradition Transportation Company	287	Van	TX	0.0800	0.1050
Tradition Transportation Company	288	Fairfield	TX	0.0800	0.1050
Tradition Transportation Company	289	Minden	LA	0.0800	0.1050
Tradition Transportation Company	290	Lufkin	TX	0.0800	0.1050
Tradition Transportation Company	291	Richmond	KY	0.0800	0.1050
Tradition Transportation Company	292	Dwight	IL	0.0800	0.1050
Tradition Transportation Company	293	Cleveland	TX	0.0800	0.1050
Tradition Transportation Company	294	Dallas	TX	0.0800	0.1050
Tradition Transportation Company	295	Chouteau	OK	0.0800	0.1050
Tradition Transportation Company	296	Gila Bend	AZ	0.0800	0.1050
Tradition Transportation Company	297	Edna	TX	0.0800	0.1050
Tradition Transportation Company	298	Encinal	TX	0.0800	0.1050
Tradition Transportation Company	299	Anna	TX	0.0800	0.1050
Tradition Transportation Company	300	Bennett	CO	0.0800	0.1050
Tradition Transportation Company	301	Post Falls	ID	0.0800	0.1050
Tradition Transportation Company	302	Boise City	OK	0.0800	0.1050
Tradition Transportation Company	303	Waddy	KY	0.0800	0.1050
Tradition Transportation Company	304	Steele	AL	0.0800	0.1050
Tradition Transportation Company	305	Tom's Brook	VA	0.0800	0.1050
Tradition Transportation Company	306	Dandridge	TN	0.0800	0.1050
Tradition Transportation Company	307	Jackson	GA	0.0800	0.1050
Tradition Transportation Company	308	Marion	NC	0.0800	0.1050
Tradition Transportation Company	309	Aurora	NE	0.0800	0.1050
Tradition Transportation Company	310	Wamsutter	WY	0.0800	0.1050
Tradition Transportation Company	311	Waco	GA	0.0800	0.1050
Tradition Transportation Company	312	Roseburg	OR	0.0800	0.1050
Tradition Transportation Company	313	Matthews	MO	0.0800	0.1050

6

Tradition Transportation Company	314	Christiana	TN	0.0800	0.1050
Tradition Transportation Company	315	Houston	TX	0.0800	0.1050
Tradition Transportation Company	316	Ormond Beach	FL	0.0800	0.1050
Tradition Transportation Company	317	Skippers	VA	0.0800	0.1050
Tradition Transportation Company	318	Ina	IL	0.0800	0.1050
Tradition Transportation Company	319	Pittsboro	IN	0.0800	0.1050
Tradition Transportation Company	320	Dublin	GA	0.0800	0.1050
Tradition Transportation Company	321	Corbin	KY	0.0800	0.1050
Tradition Transportation Company	322	Roscoe	IL	0.0800	0.1050
Tradition Transportation Company	323	Marion	IN	0.0800	0.1050
Tradition Transportation Company	324	Mifflinville	PA	0.0800	0.1050
Tradition Transportation Company	325	Tifton	GA	0.0800	0.1050
Tradition Transportation Company	326	Orangeburg	SC	0.0800	0.1050
Tradition Transportation Company	327	Kingsville	TX	0.0800	0.1050
Tradition Transportation Company	328	Chandler	AZ	0.0800	0.1050
Tradition Transportation Company	329	Clovis	NM	0.0800	0.1050
Tradition Transportation Company	330	Baxter	TN	0.0800	0.1050
Tradition Transportation Company	331	Hutchins	TX	0.0800	0.1050
Tradition Transportation Company	332	Burbank	OH	0.0800	0.1050
Tradition Transportation Company	333	Fort Mill	SC	0.0800	0.1050
Tradition Transportation Company	334	Heyburn	ID	0.0800	0.1050
Tradition Transportation Company	335	Cedar City	UT	0.0800	0.1050
Tradition Transportation Company	336	Marshall	MI	0.0800	0.1050
Tradition Transportation Company	337	Albert Lea	MN	0.0800	0.1050
Tradition Transportation Company	338	Richmond Hill	GA	0.0800	0.1050
Tradition Transportation Company	339	Odessa	TX	0.0800	0.1050
Tradition Transportation Company	340	Las Vegas	NV	0.0800	0.1050
Tradition Transportation Company	341	Rolla	MO	0.0800	0.1050
Tradition Transportation Company	342	Three Rivers	TX	0.0800	0.1050
Tradition Transportation Company	343	Toomsuba	MS	0.0800	0.1050
Tradition Transportation Company	344	Memphis	TN	0.0800	0.1050
Tradition Transportation Company	345	Oakdale	WI	0.0800	0.1050
Tradition Transportation Company	346	Columbia	TN	0.0800	0.1050
Tradition Transportation Company	347	Boonville	MO	0.0800	0.1050
Tradition Transportation Company	348	Calvert City	KY	0.0800	0.1050
Tradition Transportation Company	349	Yuma	AZ	0.0800	0.1050
Tradition Transportation Company	351	Utica	IL	0.0800	0.1050
Tradition Transportation Company	352	Jeffersonville	OH	0.0800	0.1050
Tradition Transportation Company	353	Fargo	ND	0.0800	0.1050
Tradition Transportation Company	354	Thomson	GA	0.0800	0.1050
Tradition Transportation Company	355	Memphis	IN	0.0800	0.1050
Tradition Transportation Company	356	North Baltimore	OH	0.0800	0.1050
Tradition Transportation Company	358	Hamburg	PA	0.0800	0.1050
Tradition Transportation Company	359	Emerson	GA	0.0800	0.1050

7

Tradition Transportation Company	360	Horse Cave	KY	0.0800	0.1050
Tradition Transportation Company	361	Newton	IA	0.0800	0.1050
Tradition Transportation Company	362	Vinton	LA	0.0800	0.1050
Tradition Transportation Company	363	Ocala	FL	0.0800	0.1050
Tradition Transportation Company	364	Charleston	TN	0.0800	0.1050
Tradition Transportation Company	365	Wells	NV	0.0800	0.1050
Tradition Transportation Company	366	Jonestown	PA	0.0800	0.1050
Tradition Transportation Company	367	Le Roy	IL	0.0800	0.1050
Tradition Transportation Company	368	Clanton	AL	0.0800	0.1050
Tradition Transportation Company	369	Dickson	TN	0.0800	0.1050
Tradition Transportation Company	370	Hubbard	OH	0.0800	0.1050
Tradition Transportation Company	371	Dillon	SC	0.0800	0.1050
Tradition Transportation Company	372	Ontario	OR	0.0800	0.1050
Tradition Transportation Company	373	Calera	OK	0.0800	0.1050
Tradition Transportation Company	374	Barstow	CA	0.0800	0.1050
Tradition Transportation Company	375	Hearne	TX	0.0800	0.1050
Tradition Transportation Company	376	Hogansville	GA	0.0800	0.1050
Tradition Transportation Company	377	Hudson	CO	0.0800	0.1050
Tradition Transportation Company	378	Ripley	WV	0.0800	0.1050
Tradition Transportation Company	379	Lee	FL	0.0800	0.1050
Tradition Transportation Company	380	Rhome	TX	0.0800	0.1050
Tradition Transportation Company	381	Falkville	AL	0.0800	0.1050
Tradition Transportation Company	382	Tulare	CA	0.0800	0.1050
Tradition Transportation Company	383	Sparta	KY	0.0800	0.1050
Tradition Transportation Company	384	Greenville	IL	0.0800	0.1050
Tradition Transportation Company	385	Hinton	OK	0.0800	0.1050
Tradition Transportation Company	386	Lake Havasu City	AZ	0.0800	0.1050
Tradition Transportation Company	387	Fair Play	SC	0.0800	0.1050
Tradition Transportation Company	388	Batesville	MS	0.0800	0.1050
Tradition Transportation Company	389	Conneaut	OH	0.0800	0.1050
Tradition Transportation Company	390	North Platte	NE	0.0800	0.1050
Tradition Transportation Company	391	Saint Paul	IN	0.0800	0.1050
Tradition Transportation Company	392	Tehachapi	CA	0.0800	0.1050
Tradition Transportation Company	393	Mccomb	MS	0.0800	0.1050
Tradition Transportation Company	394	Demotte	IN	0.0800	0.1050
Tradition Transportation Company	395	Kankakee	IL	0.0800	0.1050
Tradition Transportation Company	396	Newberry	SC	0.0800	0.1050
Tradition Transportation Company	397	Blacksburg	SC	0.0800	0.1050
Tradition Transportation Company	398	Tupelo	MS	0.0800	0.1050
Tradition Transportation Company	399	Lambsburg	VA	0.0800	0.1050
Tradition Transportation Company	401	Baytown	TX	0.0800	0.1050
Tradition Transportation Company	402	Biloxi	MS	0.0800	0.1050
Tradition Transportation Company	403	Binghamton	NY	0.0800	0.1050
Tradition Transportation Company	404	Bordentown	NJ	0.0800	0.1050

8

Tradition Transportation Company	405	Brunswick	GA	0.0800	0.1050
Tradition Transportation Company	407	Carlisle	PA	0.0800	0.1050
Tradition Transportation Company	410	Corning	CA	0.0800	0.1050
Tradition Transportation Company	411	Clive	IA	0.0800	0.1050
Tradition Transportation Company	412	Dunn	NC	0.0800	0.1050
Tradition Transportation Company	413	Ellensburg	WA	0.0800	0.1050
Tradition Transportation Company	414	Haubstadt	IN	0.0800	0.1050
Tradition Transportation Company	415	Fort Pierce	FL	0.0800	0.1050
Tradition Transportation Company	417	Gary	IN	0.0800	0.1050
Tradition Transportation Company	418	Grayson	KY	0.0800	0.1050
Tradition Transportation Company	419	Houston	TX	0.0800	0.1050
Tradition Transportation Company	420	Flowood	MS	0.0800	0.1050
Tradition Transportation Company	424	Lexington	SC	0.0800	0.1050
Tradition Transportation Company	426	Shelby	IA	0.0800	0.1050
Tradition Transportation Company	427	Dayton	OH	0.0800	0.1050
Tradition Transportation Company	429	Nashville	TN	0.0800	0.1050
Tradition Transportation Company	432	Oak Creek	WI	0.0800	0.1050
Tradition Transportation Company	435	Ruther Glen	VA	0.0800	0.1050
Tradition Transportation Company	436	Salt Lake City	UT	0.0800	0.1050
Tradition Transportation Company	441	Santa Nella	CA	0.0800	0.1050
Tradition Transportation Company	445	Sioux Falls	SD	0.0800	0.1050
Tradition Transportation Company	447	Anthony	TX	0.0800	0.1050
Tradition Transportation Company	448	Tacoma	WA	0.0800	0.1050
Tradition Transportation Company	449	Troutdale	OR	0.0800	0.1050
Tradition Transportation Company	450	West Memphis	AR	0.0800	0.1050
Tradition Transportation Company	451	Whiteland	IN	0.0800	0.1050
Tradition Transportation Company	452	Pauls Valley	OK	0.0800	0.1050
Tradition Transportation Company	453	Cottondale	FL	0.0800	0.1050
Tradition Transportation Company	454	Napavine	WA	0.0800	0.1050
Tradition Transportation Company	455	Ellis	KS	0.0800	0.1050
Tradition Transportation Company	456	Perrysburg	OH	0.0800	0.1050
Tradition Transportation Company	457	Little Rock	AR	0.0800	0.1050
Tradition Transportation Company	458	Strafford	MO	0.0800	0.1050
Tradition Transportation Company	459	Whitestown	IN	0.0800	0.1050
Tradition Transportation Company	46	Hooker	OK	0.0800	0.1050
Tradition Transportation Company	460	Benson	AZ	0.0800	0.1050
Tradition Transportation Company	461	Saint Louis	MO	0.0800	0.1050
Tradition Transportation Company	463	Seguin	TX	0.0800	0.1050
Tradition Transportation Company	464	Comfort	TX	0.0800	0.1050
Tradition Transportation Company	466	Jasper	AL	0.0800	0.1050
Tradition Transportation Company	467	Fort Pierce	FL	0.0800	0.1050
Tradition Transportation Company	468	Willis	TX	0.0800	0.1050
Tradition Transportation Company	469	South Hill	VA	0.0800	0.1050
Tradition Transportation Company	470	Jasper	FL	0.0800	0.1050

9

Tradition Transportation Company	471	Natalia	TX	0.0800	0.1050
Tradition Transportation Company	473	Leary	TX	0.0800	0.1050
Tradition Transportation Company	474	Williston	ND	0.0800	0.1050
Tradition Transportation Company	475	Sweetwater	TX	0.0800	0.1050
Tradition Transportation Company	476	Davenport	IA	0.0800	0.1050
Tradition Transportation Company	478	Idaho Falls	ID	0.0800	0.1050
Tradition Transportation Company	479	Sioux City	IA	0.0800	0.1050
Tradition Transportation Company	480	Lenoir City	TN	0.0800	0.1050
Tradition Transportation Company	481	Deer Park	TX	0.0800	0.1050
Tradition Transportation Company	484	Weimar	TX	0.0800	0.1050
Tradition Transportation Company	486	Choctaw	OK	0.0800	0.1050
Tradition Transportation Company	488	Bloomsdale	MO	0.0800	0.1050
Tradition Transportation Company	490	Nickajack Lake	TN	0.0800	0.1050
Tradition Transportation Company	492	Pecos	TX	0.0800	0.1050
Tradition Transportation Company	495	North Fort Myers	FL	0.0800	0.1050
Tradition Transportation Company	497	Statesville	NC	0.0800	0.1050
Tradition Transportation Company	500	Eagleville	MO	0.0800	0.1050
Tradition Transportation Company	507	Salisbury	NC	0.0800	0.1050
Tradition Transportation Company	514	Ritzville	WA	0.0800	0.1050
Tradition Transportation Company	517	Grand Junction	CO	0.0800	0.1050
Tradition Transportation Company	518	Springville	UT	0.0800	0.1050
Tradition Transportation Company	523	Rayne	LA	0.0800	0.1050
Tradition Transportation Company	529	Oglesby	IL	0.0800	0.1050
Tradition Transportation Company	530	Moody	AL	0.0800	0.1050
Tradition Transportation Company	535	Londonderry	PA	0.0800	0.1050
Tradition Transportation Company	537	Cumberland	MD	0.0800	0.1050
Tradition Transportation Company	538	Lodi	CA	0.0800	0.1050
Tradition Transportation Company	539	Andrews	TX	0.0800	0.1050
Tradition Transportation Company	542	Fort Stockton	TX	0.0800	0.1050
Tradition Transportation Company	551	Angola	IN	0.0800	0.1050
Tradition Transportation Company	553	Williams	AZ	0.0800	0.1050
Tradition Transportation Company	557	Searcy	AR	0.0800	0.1050
Tradition Transportation Company	558	Dodge City	KS	0.0800	0.1050
Tradition Transportation Company	559	Indianola	MS	0.0800	0.1050
Tradition Transportation Company	560	Franklin	VA	0.0800	0.1050
Tradition Transportation Company	561	Mossy Head	FL	0.0800	0.1050
Tradition Transportation Company	564	Columbus	MS	0.0800	0.1050
Tradition Transportation Company	566	Ozark	AL	0.0800	0.1050
Tradition Transportation Company	577	Shorter	AL	0.0800	0.1050
Tradition Transportation Company	578	Hamel	IL	0.0800	0.1050
Tradition Transportation Company	580	TUSCUMBIA	AL	0.0800	0.1050
Tradition Transportation Company	581	Salina	UT	0.0800	0.1050
Tradition Transportation Company	583	New Baden	IL	0.0800	0.1050
Tradition Transportation Company	585	Neosho	MO	0.0800	0.1050

10

Tradition Transportation Company	587	Fond Du Lac	WI	0.0800	0.1050
Tradition Transportation Company	589	Lubbock	TX	0.0800	0.1050
Tradition Transportation Company	592	Woodburn	IN	0.0800	0.1050
Tradition Transportation Company	594	Bidwell	OH	0.0800	0.1050
Tradition Transportation Company	595	Gulfport	MS	0.0800	0.1050
Tradition Transportation Company	60	Norton	KS	0.0800	0.1050
Tradition Transportation Company	600	Ingalls	IN	0.0800	0.1050
Tradition Transportation Company	601	Knightstown	IN	0.0800	0.1050
Tradition Transportation Company	602	Box Elder	SD	0.0800	0.1050
Tradition Transportation Company	603	Jacksonville	FL	0.0800	0.1050
Tradition Transportation Company	604	Guthrie	OK	0.0800	0.1050
Tradition Transportation Company	605	Springfield	OH	0.0800	0.1050
Tradition Transportation Company	606	South Holland	IL	0.0800	0.1050
Tradition Transportation Company	607	Jonesboro	AR	0.0800	0.1050
Tradition Transportation Company	608	McPherson	KS	0.0800	0.1050
Tradition Transportation Company	609	Denton	TX	0.0800	0.1050
Tradition Transportation Company	610	Baird	TX	0.0800	0.1050
Tradition Transportation Company	611	Canaan	NY	0.0800	0.1050
Tradition Transportation Company	612	Bridgeton	MO	0.0800	0.1050
Tradition Transportation Company	613	Meadowview	VA	0.0800	0.1050
Tradition Transportation Company	614	Albuquerque	NM	0.0800	0.1050
Tradition Transportation Company	616	Harrisonville	MO	0.0800	0.1050
Tradition Transportation Company	617	Hungerford	TX	0.0800	0.1050
Tradition Transportation Company	618	Sadieville	KY	0.0800	0.1050
Tradition Transportation Company	619	Poplarville	MS	0.0800	0.1050
Tradition Transportation Company	620	Hawthorne	FL	0.0800	0.1050
Tradition Transportation Company	621	Bevier	MO	0.0800	0.1050
Tradition Transportation Company	622	Menomonie	WI	0.0800	0.1050
Tradition Transportation Company	623	Midland	TX	0.0800	0.1050
Tradition Transportation Company	624	Prichard	AL	0.0800	0.1050
Tradition Transportation Company	625	Sidney	NE	0.0800	0.1050
Tradition Transportation Company	626	Dumas	TX	0.0800	0.1050
Tradition Transportation Company	627	Davenport	FL	0.0800	0.1050
Tradition Transportation Company	628	Italy	TX	0.0800	0.1050
Tradition Transportation Company	629	White House	TN	0.0800	0.1050
Tradition Transportation Company	630	Enid	OK	0.0800	0.1050
Tradition Transportation Company	631	Valley	NE	0.0800	0.1050
Tradition Transportation Company	632	Liberal	KS	0.0800	0.1050
Tradition Transportation Company	633	Plymouth	IN	0.0800	0.1050
Tradition Transportation Company	635	Alma	AR	0.0800	0.1050
Tradition Transportation Company	636	Nowata	OK	0.0800	0.1050
Tradition Transportation Company	637	Poynette	WI	0.0800	0.1050
Tradition Transportation Company	638	Texhoma	OK	0.0800	0.1050
Tradition Transportation Company	639	Lake	MS	0.0800	0.1050

11

Tradition Transportation Company	640	Wilson	WI	0.0800	0.1050
Tradition Transportation Company	641	Dyersburg	TN	0.0800	0.1050
Tradition Transportation Company	642	Hereford	TX	0.0800	0.1050
Tradition Transportation Company	643	Sikeston	MO	0.0800	0.1050
Tradition Transportation Company	644	Burlington	CO	0.0800	0.1050
Tradition Transportation Company	645	Frenchtown	MI	0.0800	0.1050
Tradition Transportation Company	647	Belleville	KS	0.0800	0.1050
Tradition Transportation Company	648	Valliant	OK	0.0800	0.1050
Tradition Transportation Company	649	Brush	CO	0.0800	0.1050
Tradition Transportation Company	650	Boardman	OR	0.0800	0.1050
Tradition Transportation Company	651	Van	TX	0.0800	0.1050
Tradition Transportation Company	652	Williams	CA	0.0800	0.1050
Tradition Transportation Company	653	Eads	CO	0.0800	0.1050
Tradition Transportation Company	654	Union City	OK	0.0800	0.1050
Tradition Transportation Company	655	Scott City	KS	0.0800	0.1050
Tradition Transportation Company	656	Holcomb	KS	0.0800	0.1050
Tradition Transportation Company	657	Cayce	SC	0.0800	0.1050
Tradition Transportation Company	658	West Siloam Springs	OK	0.0800	0.1050
Tradition Transportation Company	659	Tolleson	AZ	0.0800	0.1050
Tradition Transportation Company	661	Pine Bluff	AR	0.0800	0.1050
Tradition Transportation Company	662	Quanah	TX	0.0800	0.1050
Tradition Transportation Company	663	Port Barre	LA	0.0800	0.1050
Tradition Transportation Company	664	Terre Haute	IN	0.0800	0.1050
Tradition Transportation Company	665	Angleton	TX	0.0800	0.1050
Tradition Transportation Company	667	Mebane	NC	0.0800	0.1050
Tradition Transportation Company	668	BERTHOUD	CO	0.0800	0.1050
Tradition Transportation Company	669	New London	MO	0.0800	0.1050
Tradition Transportation Company	670	Floyd	IA	0.0800	0.1050
Tradition Transportation Company	671	Blytheville	AR	0.0800	0.1050
Tradition Transportation Company	672	Sinton	TX	0.0800	0.1050
Tradition Transportation Company	673	Queen City	TX	0.0800	0.1050
Tradition Transportation Company	674	Lake Wales	FL	0.0800	0.1050
Tradition Transportation Company	675	Okmulgee	OK	0.0800	0.1050
Tradition Transportation Company	676	Syracuse	NE	0.0800	0.1050
Tradition Transportation Company	677	West Point	MS	0.0800	0.1050
Tradition Transportation Company	678	Paris	TX	0.0800	0.1050
Tradition Transportation Company	679	Hardin	MT	0.0800	0.1050
Tradition Transportation Company	680	Norfolk	NE	0.0800	0.1050
Tradition Transportation Company	681	Prosser	WA	0.0800	0.1050
Tradition Transportation Company	682	HAGERSTOWN	MD	0.0800	0.1050
Tradition Transportation Company	683	Moore Haven	FL	0.0800	0.1050
Tradition Transportation Company	684	Ellsworth	IA	0.0800	0.1050
Tradition Transportation Company	685	Galesburg	IL	0.0800	0.1050
Tradition Transportation Company	686	Brigham City	UT	0.0800	0.1050

12

Tradition Transportation Company	687	South Jacksonville	IL	0.0800	0.1050
Tradition Transportation Company	688	Greenup	IL	0.0800	0.1050
Tradition Transportation Company	689	Lake Village	AR	0.0800	0.1050
Tradition Transportation Company	690	Circleville	OH	0.0800	0.1050
Tradition Transportation Company	691	ELY	NV	0.0800	0.1050
Tradition Transportation Company	692	Chanute	KS	0.0800	0.1050
Tradition Transportation Company	693	UPPER SANDUSKY	OH	0.0800	0.1050
Tradition Transportation Company	694	Eastview	TN	0.0800	0.1050
Tradition Transportation Company	695	Cunningham	KS	0.0800	0.1050
Tradition Transportation Company	696	BEAUMONT	TX	0.0800	0.1050
Tradition Transportation Company	697	NEWTON	NC	0.0800	0.1050
Tradition Transportation Company	698	Macon	GA	0.0800	0.1050
Tradition Transportation Company	699	MAGEE	MS	0.0800	0.1050
Tradition Transportation Company	700	Sonora	TX	0.0800	0.1050
Tradition Transportation Company	701	CAPAC	MI	0.0800	0.1050
Tradition Transportation Company	702	WATERLOO	IA	0.0800	0.1050
Tradition Transportation Company	703	SOUTH HUTCHINSON	KS	0.0800	0.1050
Tradition Transportation Company	705	PROVIDENCE FORGE	VA	0.0800	0.1050
Tradition Transportation Company	706	Staunton	VA	0.0800	0.1050
Tradition Transportation Company	707	Covington	VA	0.0800	0.1050
Tradition Transportation Company	708	BUSHNELL	FL	0.0800	0.1050
Tradition Transportation Company	709	Lufkin	TX	0.0800	0.1050
Tradition Transportation Company	710	TIPTON	IN	0.0800	0.1050
Tradition Transportation Company	711	BELLVILLE	OH	0.0800	0.1050
Tradition Transportation Company	712	Newcastle	OK	0.0800	0.1050
Tradition Transportation Company	713	Bridgeport	TX	0.0800	0.1050
Tradition Transportation Company	714	CHARLOTTE	NC	0.0800	0.1050
Tradition Transportation Company	715	BASTIAN	VA	0.0800	0.1050
Tradition Transportation Company	716	ELIZABETHTOWN	KY	0.0800	0.1050
Tradition Transportation Company	717	Disputanta	VA	0.0800	0.1050
Tradition Transportation Company	718	HOPE HULL	AL	0.0800	0.1050
Tradition Transportation Company	719	TROY	TX	0.0800	0.1050
Tradition Transportation Company	720	BOYCE	LA	0.0800	0.1050
Tradition Transportation Company	721	ALMA	TX	0.0800	0.1050
Tradition Transportation Company	722	Mayer	AZ	0.0800	0.1050
Tradition Transportation Company	723	LARAMIE	WY	0.0800	0.1050
Tradition Transportation Company	724	LAKE CITY	FL	0.0800	0.1050
Tradition Transportation Company	725	Hanson	KY	0.0800	0.1050
Tradition Transportation Company	726	BELEN	NM	0.0800	0.1050
Tradition Transportation Company	727	Big Cabin	OK	0.0800	0.1050
Tradition Transportation Company	728	MILLERSBURG	OR	0.0800	0.1050
Tradition Transportation Company	729	Elkhart	IN	0.0800	0.1050
Tradition Transportation Company	731	Worth	PA	0.0800	0.1050

13

Tradition Transportation Company	732	ABILENE	KS	0.0800	0.1050
Tradition Transportation Company	733	LAS VEGAS	NM	0.0800	0.1050
Tradition Transportation Company	734	Randlett	OK	0.0800	0.1050
Tradition Transportation Company	735	Calhoun	GA	0.0800	0.1050
Tradition Transportation Company	736	Madera	CA	0.0800	0.1050
Tradition Transportation Company	737	El Reno	OK	0.0800	0.1050
Tradition Transportation Company	738	Sulphur Springs	TX	0.0800	0.1050
Tradition Transportation Company	739	DONNA	TX	0.0800	0.1050
Tradition Transportation Company	74	Lindsay	OK	0.0800	0.1050
Tradition Transportation Company	740	Yemassee	SC	0.0800	0.1050
Tradition Transportation Company	741	Reidsville	NC	0.0800	0.1050
Tradition Transportation Company	742	Holland	MI	0.0800	0.1050
Tradition Transportation Company	743	Bridgeport	MI	0.0800	0.1050
Tradition Transportation Company	744	Obetz	OH	0.0800	0.1050
Tradition Transportation Company	745	St. Clair	MI	0.0800	0.1050
Tradition Transportation Company	746	Decatur	IL	0.0800	0.1050
Tradition Transportation Company	747	Sidney	OH	0.0800	0.1050
Tradition Transportation Company	748	Edon	OH	0.0800	0.1050
Tradition Transportation Company	749	Westmorland	CA	0.0800	0.1050
Tradition Transportation Company	750	Oakwood	IL	0.0800	0.1050
Tradition Transportation Company	751	Elgin	SC	0.0800	0.1050
Tradition Transportation Company	752	Elkhorn	WI	0.0800	0.1050
Tradition Transportation Company	753	Missoula	MT	0.0800	0.1050
Tradition Transportation Company	754	Rochelle	IL	0.0800	0.1050
Tradition Transportation Company	755	Boron	CA	0.0800	0.1050
Tradition Transportation Company	757	Milan	MI	0.0800	0.1050
Tradition Transportation Company	758	Sauget	IL	0.0800	0.1050
Tradition Transportation Company	759	Hazen	AR	0.0800	0.1050
Tradition Transportation Company	760	Eunice	NM	0.0800	0.1050
Tradition Transportation Company	761	Jacksonville	FL	0.0800	0.1050
Tradition Transportation Company	762	Laredo	TX	0.0800	0.1050
Tradition Transportation Company	763	Hampshire	IL	0.0800	0.1050
Tradition Transportation Company	765	Commerce	GA	0.0800	0.1050
Tradition Transportation Company	766	Atkinson	IL	0.0800	0.1050
Tradition Transportation Company	767	Brownsville	TX	0.0800	0.1050
Tradition Transportation Company	769	Topeka	KS	0.0800	0.1050
Tradition Transportation Company	770	Wadsworth	IL	0.0800	0.1050
Tradition Transportation Company	773	Eutaw	AL	0.0800	0.1050
Tradition Transportation Company	774	Smiths Station	AL	0.0800	0.1050
Tradition Transportation Company	775	Rockford	IL	0.0800	0.1050
Tradition Transportation Company	776	Vicksburg	MS	0.0800	0.1050
Tradition Transportation Company	778	Ellabell	GA	0.0800	0.1050
Tradition Transportation Company	779	Malvern	AR	0.0800	0.1050
Tradition Transportation Company	781	Madison	GA	0.0800	0.1050

14

Tradition Transportation Company	782	Oak Grove	KY	0.0800	0.1050
Tradition Transportation Company	783	Willow Springs	MO	0.0800	0.1050
Tradition Transportation Company	784	Schuyler	NE	0.0800	0.1050
Tradition Transportation Company	785	Grand Ledge	MI	0.0800	0.1050
Tradition Transportation Company	788	New Florence	MO	0.0800	0.1050
Tradition Transportation Company	790	Summerton	SC	0.0800	0.1050
Tradition Transportation Company	791	Holladay	TN	0.0800	0.1050
Tradition Transportation Company	792	Green River	UT	0.0800	0.1050
Tradition Transportation Company	793	Mt. Juliet	TN	0.0800	0.1050
Tradition Transportation Company	794	Watonga	OK	0.0800	0.1050
Tradition Transportation Company	795	Madras	OR	0.0800	0.1050
Tradition Transportation Company	798	Tuscola	IL	0.0800	0.1050
Tradition Transportation Company	799	Walnut	MS	0.0800	0.1050
Tradition Transportation Company	801	Cordele	GA	0.0800	0.1050
Tradition Transportation Company	803	Marion	IL	0.0800	0.1050
Tradition Transportation Company	804	Monmouth	IL	0.0800	0.1050
Tradition Transportation Company	812	Bliss	ID	0.0800	0.1050
Tradition Transportation Company	841	Napoleon	OH	0.0800	0.1050
Tradition Transportation Company	853	Kermit	TX	0.0800	0.1050
Tradition Transportation Company	880	Olney	IL	0.0800	0.1050

15